                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               AARON RENTS, INC.
               -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

    --------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:

    --------------------------------------------------------------------------

                               AARON RENTS, INC.

                         309 E. PACES FERRY ROAD, N.E.
                          ATLANTA, GEORGIA 30305-2377

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 7, 1996

  The 1996 Annual Meeting of shareholders of Aaron Rents, Inc. (the "Company"), will be held on Tuesday, May 7, 1996, at 10:00 a.m., Atlanta time, in the Directors Room on the third floor of SunTrust Bank, Main Office Building, One Park Place, N.E., Atlanta, Georgia 30303, for the purpose of considering and voting on the following:

    (1) The election of ten directors to constitute the Board of Directors until the next annual meeting and until their successors are elected and qualified;

    (2) The approval of a proposal to amend the Company's articles of incorporation to change the designation of the Company's Class B Common Stock to "Common Stock";

    (3) The approval of the Aaron Rents, Inc. 1996 Stock Option and Incentive Award Plan; and

    (4) Such other matters as may properly come before the meeting or any adjournment thereof.

  Information relating to the above items is set forth in the accompanying Proxy Statement.

  Only shareholders of record of the Class A Common Stock at the close of business on March 8, 1996 are entitled to notice of and to vote at the meeting.

                                          BY ORDER OF THE BOARD OF
                                          DIRECTORS

                                          KEITH C. GROEN
                                          Vice President, Legal and Secretary

Atlanta, Georgia

April 22, 1996

                              PLEASE COMPLETE AND
                    RETURN THE ENCLOSED PROXY CARD PROMPTLY
               SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING
                       IF YOU DO NOT ATTEND PERSONALLY.
                       No postage is required if mailed
              in the United States in the accompanying envelope.

                               AARON RENTS, INC.

                         309 E. PACES FERRY ROAD, N.E.
                          ATLANTA, GEORGIA 30305-2377

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 7, 1996

                              GENERAL INFORMATION

  The enclosed proxy is being solicited by the Board of Directors of Aaron Rents, Inc. (the "Company") for use at the 1996 annual meeting (the "Annual Meeting") of shareholders to be held on Tuesday, May 7, 1996, and any adjournment thereof.

  Each proxy that is properly executed and returned by a shareholder will be voted as specified thereon by the shareholder unless it is revoked. Shareholders are requested to execute the enclosed proxy and return it in the enclosed envelope. If no direction is specified on the proxy as to any matter being acted upon, the shares represented by the proxy will be voted in favor of such matter. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by the execution of another proxy bearing a later date or by written notification to the Secretary of the Company. Shareholders who are present at the Annual Meeting may revoke their proxy and vote in person.

  The affirmative vote of a plurality of the holders of shares of the Company's Class A Common Stock present, in person or represented by proxy, at the Annual Meeting will be necessary to elect the nominees for director listed in this Proxy Statement. The affirmative vote of the holders of a majority of the shares of Class A Common Stock present, in person or represented by proxy, at the Annual Meeting will be necessary to approve each of the other proposals presented at the Annual Meeting. The presence, in person or by proxy, of holders of a majority of the outstanding shares of the Company's Class A Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in determining whether a quorum is present at the Annual Meeting, but will otherwise have no effect on the election of the nominees for director or the approval of any of the other proposals. An automated system administered by the Company's transfer agent will tabulate the votes cast.

  Only shareholders of record of Class A Common Stock at the close of business on March 8, 1996 are entitled to vote at the Annual Meeting. A list of all shareholders entitled to vote will be available for inspection at the Annual Meeting. As of March 8, 1996, the Company had 3,861,146 shares of Class A Common Stock and 5,705,820 shares of Class B Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote for the election of directors and any other matters that may come before the Annual Meeting. The holders of the Class B Common Stock are not entitled to vote with respect to the election of directors or the other proposals described herein, or with respect to most other matters presented to the shareholders for a vote.

  The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners of shares of the Company's Common Stock. The principal solicitation is being made by mail; however, additional solicitation may be made by telephone, telegraph or personal interview by officers of the Company who will not be additionally compensated therefore. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to shareholders on April 22, 1996.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth, as of March 8, 1996 (except as otherwise noted), the beneficial ownership of the Company's Common Stock by (i) each person who owns of record or is known by management to own beneficially 5% or more of the outstanding shares of the Company's Class A Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and the other executive officers of the Company listed in the Summary Compensation Table below (the "Named Executive Officers") and (iv) all executive officers and directors of the Company as a group.

  Except as otherwise indicated, all shares shown in the table below are held with sole voting and investment power. The Percent of Class column represents the percentage that the named person or group would beneficially own if such person or group, and only such person or group, exercised all currently exercisable options to purchase shares of the applicable class of Common Stock held by him, her or it.

                                         AMOUNT AND NATURE
                         TITLE OF CLASS    OF BENEFICIAL
   BENEFICIAL OWNER      OF COMMON STOCK   OWNERSHIP (1)   PERCENT OF CLASS (1)
   ----------------      --------------- ----------------- --------------------
R. Charles Loudermilk,       Class A       2,386,149(2)           59.49%
 Sr. 309 E. Paces Ferry      Class B         628,733(3)           10.74%
 Road Atlanta, Georgia
Gabelli Funds, Inc.          Class A         623,300(4)           16.14%
 One Corporate Center        Class B         273,800(5)            4.80%
 Rye, New York
Gilbert L. Danielson         Class A           4,000(6)                *
                             Class B          17,355(7)                *
Keith C. Groen               Class A             -0-                   *
                             Class B           6,171(8)                *
John E. Aderhold             Class A           1,000                   *
                             Class B          51,740                   *
Earl Dolive                  Class A          86,374               2.24%
                             Class B          39,164                   *
Robert C. Loudermilk,        Class A           1,500                   *
 Jr.                         Class B         268,339(9)            4.69%
R.K. Sehgal                  Class A             -0-                   *
                             Class B             -0-                   *
Rankin M. Smith, Sr.         Class A             -0-                   *
                             Class B          18,392                   *
Leo Benatar                  Class A           2,500                   *
                             Class B             -0-                   *
Ingrid Saunders Jones        Class A             -0-                   *
                             Class B             -0-                   *
William K. Butler, Jr.       Class A             -0-                   *
                             Class B          14,613(10)               *

                                        AMOUNT AND NATURE
                        TITLE OF CLASS    OF BENEFICIAL
   BENEFICIAL OWNER     OF COMMON STOCK   OWNERSHIP (1)   PERCENT OF CLASS (1)
   ----------------     --------------- ----------------- --------------------
Brian E. Stahl              Class A           2,000(11)               *
                            Class B           3,419(12)               *
All executive officers      Class A       2,486,523              61.85%
 and directors as a         Class B       1,048,535(14)          17.79%
 group (a total of 13
 persons)

- --------
 *Less than 1%
(1) Amounts shown do not reflect that the Class B Common Stock is convertible, on a share for share basis, into shares of Class A Common Stock (i) by resolution of the Board of Directors, if, as a result of the existence of the Class A Common Stock, either class is excluded from listing on Nasdaq or any national securities exchange on which the Common Stock is then listed, and (ii) automatically should the outstanding shares of Class A Common Stock fall below 10% of the aggregate outstanding shares of both classes of Common Stock.
(2) Includes currently exercisable options to purchase 150,000 shares of Class A Common Stock.
(3) Includes 121,174 shares of Class B Common Stock held by certain trusts for the benefit of certain of Mr. Loudermilk, Sr.'s children of which Mr. Loudermilk, Sr. serves as trustee. Also includes currently exercisable options to purchase 150,000 shares of Class B Common Stock.
(4) As reflected in an amended Schedule 13D filed with the Securities and Exchange Commission in September 1995.
(5) Gabelli Funds, Inc. is not required to disclose its holdings of non-voting, Class B Common Stock, but has reported to the Company that it held 273,800 shares of Class B Common Stock as of February 1, 1996.
(6) Represents currently exercisable options to purchase 4,000 shares of Class A Common Stock.
(7) Includes currently exercisable options to purchase 9,000 shares of Class B Common Stock.
(8) Includes currently exercisable options to purchase 4,000 shares of Class B Common Stock.
(9) Includes 27,453 shares of Class B Common Stock held by certain trusts for the benefit of Mr. Loudermilk, Jr.'s children of which Mr. Loudermilk, Jr. serves as trustee and currently exercisable options to purchase 10,000 shares of Class B Common Stock.
(10) Includes currently exercisable options to purchase 12,500 shares of Class B Common Stock.
(11) Represents currently exercisable options to purchase 2,000 shares of Class A Common Stock.
(12) Represents currently exercisable options to purchase 2,000 shares of Class B Common Stock.
(13) Includes currently exercisable options to purchase 159,000 shares of Class A Common Stock.
(14) Includes currently exercisable options to purchase 187,500 shares of Class B Common Stock.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of either class of the Company's Common Stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of the Company's Common Stock. Based solely on copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all applicable Section 16(a) filing requirements were complied with by its directors, officers and 10% shareholders during the nine months ended December 31, 1995, except that Mr. Loudermilk, Jr. inadvertently was late in filing one report.

                             ELECTION OF DIRECTORS
                                   (ITEM 1)

  The Company's Bylaws provide for the Board of Directors to be comprised of ten members. The Board recommends the election of the ten nominees listed below to constitute the entire Board, who will hold office until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the Annual Meeting, any of such nominees should be unable to serve, the persons named in the proxy will vote for such substitutes, or will vote to reduce the number of directors for the ensuing year, as management recommends. Management has no reason to believe any substitute nominee or reduction in the number of directors for the ensuing year will be required.

  All of the nominees listed below are now directors of the Company. The following information relating to age, positions with the Company, principal occupation, directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, subject to the requirements of Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940, has been furnished by the respective nominees.

                                     PRINCIPAL OCCUPATION FOR PAST       DIRECTOR
            NAME            AGE   FIVE YEARS AND OTHER DIRECTORSHIPS      SINCE
            ----            ---   ----------------------------------     --------
 R. Charles Loudermilk, Sr.  68 Mr. Loudermilk, Sr. has served as          1992
                                President, Chief Executive Officer and
                                Chairman of the Board of the Company
                                since the Company's incorporation in
                                1962. He is a member of the Advisory
                                Board of the Norfolk Southern Company,
                                formerly a director of the
                                Chattahoochee Bank, and formerly the
                                Chairman of the Board of Directors of
                                the Metropolitan Atlanta Rapid Transit
                                Authority.
 Gilbert L. Danielson        49 Mr. Danielson has served as Vice           1990
                                President, Finance and Chief Financial
                                Officer and Director of the Company
                                since 1990.
 Keith C. Groen              53 Mr. Groen has served as Vice               1987
                                President, Legal of the Company since
                                1984. He has been a Director of the
                                Company and Secretary since 1987.
 John E. Aderhold+           69 Mr. Aderhold has served as a Director      1982
                                of the Company since 1982. He has been
                                a Director of American Business
                                Products, Inc., since 1986. He is
                                currently Vice Chairman of the Winter
                                Group of Companies, a general
                                contractor and construction management
                                firm. He was Vice Chairman of Intermet
                                Corporation, a precision iron castings
                                manufacturer, from March to November
                                1992. Prior to his retirement in 1992,
                                Mr. Aderhold was Chairman and Chief
                                Executive Officer of Rayloc, a
                                remanufacturing division of Genuine
                                Parts Company.
 Earl Dolive+                78 Mr. Dolive has served as a Director of     1977
                                the Company since 1977. Prior to his
                                retirement in 1988, he was Vice
                                Chairman of the Board of Genuine Parts
                                Company, a distributor of automobile
                                replacement parts.
 Robert C. Loudermilk, Jr.   36 Mr. Loudermilk, Jr., has served as a       1983
                                Director of the Company since 1983,
                                and as Vice President, Real Estate of
                                the Company, since 1993. From 1992 to
                                1993, he was a self-employed real
                                estate investor. From 1990 to 1991,
                                Mr. Loudermilk, Jr., was Executive
                                Vice President of Ball Stalker Co.,
                                then a subsidiary of the Company.

                                   PRINCIPAL OCCUPATION FOR PAST         DIRECTOR
          NAME          AGE     FIVE YEARS AND OTHER DIRECTORSHIPS        SINCE
          ----          ---     ----------------------------------       --------
 Rankin M. Smith, Sr.    70 Mr. Smith has served as a Director of the      1979
                            Company since 1979. He is the Chief
                            Executive Officer, President and Chairman
                            of the Board of Directors of The Five
                            Smiths, Inc., owner of The Atlanta
                            Falcons.
 R.K. Sehgal             54 Mr. Sehgal has served as a Director of the     1995
                            Company since 1994. He has been President
                            and Chief Executive Officer of the
                            Williams Group International, Inc., a
                            holding company for various engineering
                            and specialty services companies, since
                            1995. Previously, he was Chairman and
                            Chief Executive Officer of Law Companies
                            Group, Inc., a holding company for various
                            engineering and consulting companies,
                            serving in various capacities with that
                            company from 1963 to 1994.
 Leo Benatar+*           66 Mr. Benatar has served as a Director of        1994
                            the Company since 1994. He is Chairman of
                            Engraph, Inc., a manufacturer of packaging
                            and product identification materials, and
                            served as President and Chief Executive
                            Officer of that company from 1982 to 1995.
                            Mr. Benatar serves as a Director and
                            Senior Vice President of Sonoco Products
                            Company, and is a Director of Interstate
                            Bakeries Corporation, Mohawk Industries,
                            Inc. and Riverwood International
                            Corporation. He previously served as
                            Chairman of the Federal Reserve Bank of
                            Atlanta.
 Ingrid Saunders Jones*  50 Ms. Jones has served as a Director of the      1995
                            Company since 1995. She has been Vice
                            President of Corporate External Affairs of
                            The Coca-Cola Company and Chairperson of
                            The Coca-Cola Foundation since 1991.
                            Previously, she was an Assistant Vice
                            President of The Coca-Cola Company.

- --------
 * Member of the Stock Option Committee of the Board of Directors. + Member of the Audit Committee of the Board of Directors.

  There are no family relationships among any of the executive officers, directors and nominees of the Company, except that Robert C. Loudermilk, Jr. is the son of R. Charles Loudermilk, Sr.

  The Board held three meetings during the nine months ended December 31, 1995. All of the incumbent directors attended all of the meetings of the Board and committees on which they served, except for Messrs. Aderhold and Smith.

  The Board has a standing Audit Committee which is composed of Messrs. Dolive, Aderhold and Benatar. The function of the Audit Committee is to review with the Company's independent auditors the scope and thoroughness of the auditors' examination, consider recommendations of the independent auditors, recommend to the Board the appointment of independent auditors for the year and review the sufficiency of the Company's system of internal controls with the financial officers and the independent auditors. The Audit Committee held one meeting during the nine months ended December 31, 1995.

  The Board has a Stock Option Committee which is composed of Mr. Benatar and Ms. Jones. The function of the Stock Option Committee is to administer the Company's 1990 Stock Option Plan, which expired March 31, 1995, and, subject to shareholder approval at the Annual Meeting, to administer the Company's 1996 Stock Option and Incentive Award Plan. The Stock Option Committee held no meetings during the nine months ended December 31, 1995.

  The Board does not have a nominating or compensation committee.

               REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS

  Set forth below are the names and ages of all executive officers of the Company as of March 8, 1996. All positions and offices with the Company held by each such person are also indicated. Officers are elected annually for one-year terms or until their successors are elected and qualified. All executive officers are United States citizens.

                             POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
         NAME (AGE)                      DURING THE PAST FIVE YEARS
         ----------          --------------------------------------------------
 R. Charles Loudermilk, Sr. President, Chief Executive Officer and Chairman of
  (68)                      the Board of Directors of the Company.*
 Gilbert L. Danielson       Vice President, Finance and Chief Financial Officer
  (49)                      of the Company.*
 Keith C. Groen             Vice President, Legal and Secretary of the
  (53)                      Company.*
 William K. Butler, Jr.     Mr. Butler joined the Company in 1974 as a Store
  (43)                      Manager. He served as Vice President of the Aaron's
                            Rental Purchase division from 1986 to 1995 and
                            currently is President of that Division.
 Brian E. Stahl             Mr. Stahl joined the Company in 1981 as an
  (39)                      Assistant Store Manager. He served as Regional Vice
                            President of the Northeastern Region of the Aaron
                            Rents' Rent-to-Rent division from 1990 to 1995 and
                            currently is President of that Division
 Robert C. Loudermilk, Jr.  Vice President, Real Estate of the Company.*
  (36)
 Robert P. Sinclair, Jr.    Mr. Sinclair has served as Controller of the
  (34)                      Company since 1990 and as Chief Financial Officer
                            of the Aaron's Rental Purchase Division since 1995.

- --------
* Messrs. Loudermilk, Sr., Danielson, Groen and Loudermilk, Jr. are directors of the Company. For additional information concerning those individuals, see ELECTION OF DIRECTORS (Item 1) above.

EXECUTIVE COMPENSATION SUMMARY

  The following table provides certain summary information for the last three fiscal years of the Company concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and the other executive officers of the Company that earned in excess of $100,000 in salary and bonus during the fiscal year. The Company changed its fiscal year from March 31 to December 31 effective December 31, 1995. Amounts shown for the fiscal year ended December 31, 1995 are for the nine month period ended on that date.

                          SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                           ----------------
                                               ANNUAL COMPENSATION              AWARDS
                                        ---------------------------------- ----------------
                                                                              NUMBER OF
                                                                              SECURITIES
                                FISCAL                                     UNDERLYING STOCK
                                 YEAR                       OTHER ANNUAL       OPTIONS       ALL OTHER
 NME AND PRINCIPAL POSITIONA   ENDED(1)  SALARY   BONUS   COMPENSATION (2)       (#)        COMPENSATION
- ---------------------------    -------- -------- -------- ---------------- ---------------- ------------
  R. Charles Loudermilk, Sr.   12/31/95 $340,500 $160,720        --                -0-       $62,933(3)
   President, Chief             3/31/95  454,000  184,000        --                -0-        52,560(4)
   Executive                    3/31/94  469,917  125,000        --                -0-        31,147(5)
   Officer and Chairman
  Gilbert L. Danielson         12/31/95  123,500      -0-        --                -0-        36,778(6)
   Vice President, Finance      3/31/95  144,000   15,500        --             42,000         1,498(7)
   and                          3/31/94  137,417   29,000        --              5,000         1,755(7)
   Chief Financial Officer
  William K. Butler, Jr.       12/31/95  111,250      -0-        --                 -0         1,271(7)
   President,                   3/31/95  125,000   17,500        --             22,000         1,346(7)
   Rental Purchase              3/31/94  101,667   34,000        --                -0-         1,311(7)
  Brian E. Stahl               12/31/95  110,000      -0-        --                -0-        32,942(8)
   President, Rent-to-Rent      3/31/95   86,668   38,332        --             31,000         1,369(7)
                                3/31/94   71,940   43,635        --                -0-         1,509(7)
  Robert C. Loudermilk, Jr.    12/31/95   94,750      -0-        --                -0-         1,260(7)
   Vice President, Real         3/31/95   79,000   35,500        --             80,000         1,354(7)
   Estate                       3/31/94   61,279   55,000        --             10,000           -0-

- --------
(1) The Company changed its fiscal year from March 31 to December 31, effective December 31, 1995. Amounts shown for the year ended December 31, 1995 are for the nine month period from April 1, 1995 to December 31, 1995.
(2) Excludes perquisites that do not exceed the lesser of $50,000 or 10% of the executive's salary and bonus.
(3) Includes a matching contribution of $1,040 made by the Company to the executive's account in the Company's 401(k) plan, and $57,613 representing a portion of the premiums paid, and reimbursement of the executive's resulting income tax liability, with respect to the split dollar life insurance policies described in COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION below.
(4) Includes a matching contribution of $966 made by the Company to the executive's account in the Company's 401(k) plan, club dues of $4,130 and $51,122 representing a portion of the premiums paid, and reimbursement of the executive's resulting income tax liability, with respect to the split dollar life insurance policies described in COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION below.
(5) Includes a matching contribution of $3,574 made by the Company to the executive's account in the Company's 401(k) plan, and $27,573 representing a portion of the premiums paid with respect to the split dollar life insurance policies described in COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION below.
(6) Includes a matching contribution of $1,379 made by the Company to the executive's account in the Company's 401(k) plan and club dues of $35,280.
(7) Represents a matching contribution made by the Company to the executive's account in the Company's 401(k) plan.
(8) Includes a matching contribution of $1,667 made by the Company to the executive's account in the Company's 401(k) plan and reimbursement of $31,275 for moving expenses.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

  Decisions on compensation of the Company's executive officers generally are made by the entire Board of Directors, based upon the recommendation of the Chief Executive Officer. The Company has no separate compensation committee. Pursuant to rules of the Securities and Exchange Commission designed to enhance disclosure of public company policies toward executive compensation, set forth below is a report submitted by the Board of Directors addressing the Company's executive compensation policies.

  GENERAL. The objectives of the Company's compensation program are to enhance the profitability of the Company, and thus shareholder value, by aligning executive compensation with the Company's business goals and performance and by attracting, retaining and rewarding executive officers who contribute to the long-term success of the Company. In determining the compensation to be paid to the executive officers of the Company, the directors rely upon their own knowledge of compensation paid to executives of companies of comparable size and complexity and consider the performance of the Company and the merits of the individual under consideration. It is the Company's intention that the compensation to be paid to its executive officers will not exceed the present maximum allowable amount for purposes of deductibility set forth in the Internal Revenue Code.

  SALARY AND BONUS. The Chief Executive Officer makes recommendations annually to the Board of Directors regarding the base salary and bonus, if any, for the Company's executive officers, including the Chief Executive Officer, based upon the profitability of the Company and the level of responsibility, time with the Company, contribution and performance of the executive officer. Evaluation of these factors is subjective, and no fixed, relative weights are assigned to the factors considered. The beginning point for determining such salaries is the salary the executive officer received in the prior fiscal year. The Chief Executive Officer received a salary of $340,500 during the nine months ended December 31, 1995, which represented no change in his salary for the nine months ended December 31, 1994. At its August 1995 meeting, the Board of Directors approved a bonus plan (the "Plan") for the Chief Executive Officer for the fiscal year, later prorated to reflect the change in the Company's fiscal year and resulting nine-month reporting period. Under the Plan, a bonus was to be given to the Chief Executive Officer in an amount equal to 1% of the Company's pre-tax earnings for the nine month period (without giving effect to bonuses under the Plan) if the Company's pre-tax earnings for the nine months ended December 31, 1995 (after giving effect to bonuses under the Plan) exceeded pre-tax earnings for the nine months ended December 31, 1994, which goal ultimately was achieved. Factors considered in setting the Chief Executive Officer's salary and bonus included the continued improvement in the Company's financial condition and Common Stock trading prices during the fiscal year, and his dual role as both Chairman of the Board of Directors and President of the Company.

  STOCK OPTIONS. The Company in the past has used grants of stock options to its key employees and executive officers to more closely align the interests of such employees and officers with the interests of its shareholders. The Company's 1990 Stock Option Plan expired on March 31, 1995, so no options were awarded to the Chief Executive Officer or any other officers or employees during the nine months ended December 31, 1995. Options granted to the Chief Executive Officer and the other Named Executive Officers during the two prior fiscal years are reflected in the Summary Compensation Table above.

                                          THE BOARD OF DIRECTORS
                                          R. Charles Loudermilk, Sr.
                                          Gilbert L. Danielson
                                          Keith C. Groen
                                          John E. Aderhold
                                          Leo Benatar
                                          Earl Dolive
                                          Ingrid Saunders Jones
                                          Robert C. Loudermilk, Jr.
                                          R.K. Sehgal
                                          Rankin M. Smith, Sr.

FIVE-YEAR SHAREHOLDER RETURN COMPARISON

  Set forth below is a line graph comparing, for the last five fiscal years of the Company, the yearly percentage change in the cumulative total shareholder return (assuming reinvestment of dividends) on the Company's Common Stock with that of (i) all U.S. companies quoted on Nasdaq and (ii) non-financial companies quoted on Nasdaq. Information with respect to the Company's Common Stock for periods subsequent to November 1992 relates to the Company's Class A Common Stock and Class B Common Stock and treats the issuance to the shareholders of the Class B Common Stock in connection with the Company's November 1992 recapitalization as a stock dividend on the Common Stock. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG THE COMPANY, THE NASDAQ STOCK MARKET AND
                         NASDAQ NON-FINANCIAL STOCKS


                             [GRAPH APPEARS HERE]

                                             NASDAQ              NASDAQ
                                              (US)             Non-Financial
Measurement period            Aaron          Stock               Stock
(Fiscal year Covered)      Rents, Inc.       Index               Index
- ---------------------      -----------     ----------         --------------
Measurement PT -
 3/31/91                     $100            $100                $100
 3/31/92                     $146            $127                $124
 3/31/93                     $237            $147                $134
 3/31/94                     $283            $158                $147
 3/31/95                     $312            $176                $161
12/31/95                     $399            $228                $204

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

  Messrs. Loudermilk, Sr., Danielson, Groen, Butler, Stahl, Loudermilk, Jr. and Sinclair have each entered into employment agreements with the Company. The agreements provide that each executive's employment with the Company will continue until terminated by either party for any reason upon 60 days notice, or by either party for just cause at any time. Each such executive has agreed not to compete with the Company for a period of one year after the termination of his employment.

DIRECTOR COMPENSATION

  Outside directors receive $1,000 for each Board meeting attended, and Audit Committee members receive fees of $500 for each Audit Committee meeting attended. Each outside director also is paid a quarterly retainer of $1,000. Directors who are employees of the Company receive no compensation for attendance at Board or committee meetings.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table shows for the Company's Chief Executive Officer and the Named Executive Officers information with respect to the exercise of options during the nine months ended December 31, 1995, the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1995, and the values of "in-the-money" options, based on the positive spread between the exercise price of any such existing stock options and the year-end price of the applicable class of the Company's Common Stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED
                                SHARES              OPTIONS AT DECEMBER    VALUE OF UNEXERCISED IN-
                               ACQUIRED                  31, 1995            THE-MONEY OPTIONS AT
                                  ON     VALUE        (NO. OF SHARES)        DECEMBER 31, 1995(1)
                               EXERCISE REALIZED ------------------------- -------------------------
          NAME           CLASS   (#)      ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----- -------- -------- ----------- ------------- ----------- -------------
R. Charles Loudermilk,      A    -0-      -0-      150,000         --      $1,800,000         --
 Sr.....................    B    -0-      -0-      150,000         --       1,800,000         --
Gilbert L. Danielson....    A    -0-      -0-        4,000         --          48,000         --
                            B    -0-      -0-        9,000      42,000         89,250    $211,125
William K. Butler, Jr...    A    -0-      -0-        4,000         --          48,000         --
                            B    -0-      -0-       14,000      22,000        125,500     104,250
Brian E. Stahl..........    A    -0-      -0-        2,000         --          24,000         --
                            B    -0-      -0-        2,000      31,000         24,000     134,625
Robert C. Loudermilk,       A    -0-      -0-          --          --             --          --
 Jr.....................    B    -0-      -0-       10,000      80,000         75,000     341,250

- --------
(1) Aggregate market value (based on December 29, 1995 closing stock price of $18.00 per share for the Class A Common Stock and $18.00 per share for the Class B Common Stock) of the shares covered by the options, less aggregate exercise price payable by the executive.

                        PROPOSAL TO CHANGE DESIGNATION
                            OF CLASS B COMMON STOCK
                                   (ITEM 2)

  The Board of Directors resolved on February 20, 1996 to amend the Company's articles of incorporation to change the designation of the Class B Common Stock to "Common Stock" (the "Amendment"), and to submit the Amendment to the shareholders at the Annual Meeting for their approval.

  The Board has for several years taken steps to improve the liquidity of its common stock. In 1992, the Board recommended and the shareholders approved the recapitalization of the Company's common stock into voting common stock, designated "Class A Common Stock," and non-voting common stock, designated "Class B Common Stock." Since the recapitalization, the stock prices of both classes have improved significantly, and the Company believes that the liquidity of the Class B Common Stock has also improved. At the time of the recapitalization, there were equal numbers of outstanding shares of both classes. As contemplated, since the recapitalization the Company primarily has utilized the Class B Common Stock, rather than the Class A Common Stock, to award key employees and officers with options, and to raise funds externally through the Company's public offering of shares of Class B Common Stock in May 1994. As a consequence, at the record date for the Annual Meeting there were 5,705,820 shares of Class B Common Stock outstanding, compared to 3,861,146 shares of Class A Common Stock outstanding. The Company currently anticipates that future issuances of common stock by the Company, whether in the form of employee stock options (including the proposed new 1996 Stock Option and Incentive Award Plan described herein), equity offerings or for future acquisitions, if any, would consist of Class B Common Stock rather than Class A Common Stock.

  The Company has found that the financial press and media typically only provide quotations of trading prices and other information with respect to the Class A Common Stock, to the exclusion of the Class B Common Stock, even though the Class B Common Stock is more widely held. The Company believes that the Class B Common Stock would receive broader coverage in the financial press and media if its designation were changed to "Common Stock," and its Nasdaq trading symbol changed from "ARONB" to "ARON," and that such broader coverage and resulting exposure would have the effect of increasing the liquidity of the Class B Common Stock and the distribution of information with respect to the shares of that class. The Board recognizes, however, that there can be no assurance that the Amendment would have such an effect.

  Effect of Amendment. The Amendment will have no effect on the rights of the holders of the Class B Common Stock, or the continued quotation of the Class A and Class B Common Stock on the Nasdaq Stock Market. The Class B Common Stock will continue to have no right to vote on most matters submitted to the shareholders for a vote. The Company has reserved the trading symbol "ARON" to designate the Class B Common Stock on the Nasdaq Stock Market if the Amendment is approved at the Annual Meeting.

  Abandonment of Amendment. Although the Company presently intends to file the Amendment with the Georgia Secretary of State as promptly as practicable after the Amendment is approved by the shareholders, the Board reserves the right to delay or abandon the Amendment in its discretion.

  Voting Requirements. Approval of the Amendment will require the affirmative vote of the holders of a majority of the shares of Class A Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. The holders of the Class B Common Stock are not entitled to vote with respect to the Amendment, and their approval is not being sought at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT, AND THE ENCLOSED PROXY WILL BE VOTED IN THAT MANNER UNLESS THE SHAREHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES TO THE CONTRARY OR ABSTAINS FROM VOTING ON THIS PROPOSAL.

                              PROPOSAL TO APPROVE
                THE 1996 STOCK OPTION AND INCENTIVE AWARD PLAN
                                   (ITEM 3)

  The Board of Directors has adopted, subject to shareholder approval at the Annual Meeting, the Company's 1996 Stock Option and Incentive Award Plan (the "1996 Plan"). If approved by the shareholders, the 1996 Plan will become effective as of April 1, 1996. The Company's 1990 Stock Option Plan expired on March 31, 1995.

  Shareholder approval of the 1996 Plan is sought to (i) qualify the 1996 Plan pursuant to Rule 16b-3 under the Exchange Act, and thereby render certain transactions under the 1996 Plan exempt from certain provisions of Section 16 of the Exchange Act, (ii) qualify certain types of awards under the 1996 Plan as "performance based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and thereby allow the Company to exclude such compensation from the one million dollar cap on the tax deductibility of compensation paid to the executive officers listed in the Summary Compensation Table contained elsewhere in this proxy statement ("Named Executive Officers") and (iii) satisfy the Company's obligations under its listing agreements with the Nasdaq Stock Market. Shareholder approval of the 1996 Plan is necessary to make the stock option awards contemplated by the 1996 Plan.

  The following summary of certain features of the 1996 Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Appendix A attached hereto.

  Generally. The 1996 Plan is a flexible plan that will provide the Stock Option Committee of the Board of Directors (the "Committee") broad discretion to fashion the terms of awards to provide eligible participants with such stock-based incentives as the Committee deems appropriate. It will permit the issuance of awards in a variety of forms, including: (i) nonqualified stock options ("NQSOs") and incentive stock options ("ISOs"; NQSOs and ISOs collectively, "Stock Options"), (ii) performance shares and (iii) restricted stock awards.

  Administration. The 1996 Plan will be administered by the Committee, each member of which will be a "disinterested person" within the meaning of Section 16 of, and Rule 16b-3 under, the Exchange Act. The 1996 Plan vests broad powers in the Committee to administer and interpret the 1996 Plan. The Committee's powers include authority, within the limitations set forth in the 1996 Plan, to (i) select the persons to be granted awards, (ii) determine the size and type of awards, (iii) construe and interpret the 1996 Plan, (iv) establish, amend or waive rules and regulations for the administration of the 1996 Plan and (v) determine whether an award, award agreement or payment of an award should be amended, reduced or eliminated, to the extent the 1996 Plan gives discretion to the Committee to do so.

  Eligibility. In general, only key employees of the Company or any subsidiary of the Company, including key employees who are also directors, are eligible to receive awards under the 1996 Plan. Notwithstanding the foregoing, no person who is a member of the Committee is eligible to receive awards under the 1996 Plan.

  Number of Shares Available. The 1996 Plan provides for the grant of up to 750,000 shares of Class B Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under the 1996 Plan. In the event of a stock dividend, stock split, recapitalization or similar event, the Committee will equitably adjust the aggregate number of shares subject to the 1996 Plan and the number, class and price of shares subject to awards outstanding.

  Amendment and Termination. The 1996 Plan may be amended, modified or terminated by the Board of Directors, subject to shareholder approval if such an amendment would materially modify the eligibility requirements thereunder, increase the total number of shares allowed to be issued thereunder, extend the term thereof, require shareholder approval under Rule 16b-3 of the Exchange Act or, in any case, if the Board determines that shareholder approval is appropriate. Unless earlier terminated by the Board of Directors or shareholders, the 1996 Plan will terminate on March 31, 2001.

  Code Section 162(m). At all times when the Committee determines that it is desirable to satisfy the conditions of Section 162(m) of the Code, all awards granted under the 1996 Plan will comply with such conditions. The Committee is nevertheless empowered to grant awards that would not constitute "performance based" compensation under Section 162(m). If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the 1996 Plan, the Committee may, subject to the restrictions set forth in the preceding paragraph regarding amendment thereof, make any adjustments it deems appropriate.

AWARDS UNDER THE 1996 PLAN

  Stock Options. The Committee in its discretion will determine the number of shares of Class B Common Stock subject to Stock Options to be granted to each participant, but no Named Executive Officer may be granted Stock Options to purchase more than 150,000 shares during any one plan year. The Committee may grant NQSOs, ISOs or a combination thereof to employees. ISOs, however, may only be granted if the aggregate fair market value of the Class B Common Stock underlying ISOs granted under all plans of the Company that become exercisable for the first time during any calendar year is less than $100,000. ISOs granted under the 1996 Plan will provide for the purchase of Class B Common Stock at prices not less than 100% of the fair market value thereof on the date the Stock Option is granted. NQSOs granted under the 1996 Plan will provide for the purchase of Class B Common Stock at prices determined by the Committee, but in any event not less than 85% of the fair market value thereof on the date the Stock Option is granted. No Stock Option granted will be exercisable later than the tenth anniversary date of its grant.

  Stock Options will be exercisable at such times and subject to such restrictions and conditions as the Committee approves. A holder of Stock Options may be able to transfer the Stock Options, under certain circumstances, to members of his or her immediate family (as defined in the 1996 Plan), to one or more trusts for the benefit of his or her immediate family or to partnerships in which immediate family members are the only partners, if such holder's option agreement expressly permits such transfer and the holder does not receive any consideration in any form whatsoever for the transfer. Other than the foregoing, Stock Options will not be transferable by the holder other than by will or applicable laws of descent and distribution. The option exercise price is payable in cash or, if approved by the Committee, in shares of Class B Common Stock having a fair market value equal to the exercise price or in a combination of cash and such shares. Upon termination of a participant's employment due to death or retirement, all Stock Options outstanding will immediately vest and will be exercisable for the shorter of their remaining term or two years after termination of employment in the case of death, and three months after termination of employment in the case of retirement. Upon termination of employment of a participant other than for any reason set forth above, all Stock Options held by the participant which are not vested as of the effective date of termination will be forfeited. However, the Committee, in its sole discretion, may immediately vest all or any portion of the Stock Options of a participant not vested as of such date. In the case of termination by the Company without cause, the participant may exercise any vested Stock Options for two months following the termination of employment, and in the case of termination by the Company for cause or voluntary termination of employment by the participant (other than due to retirement), the Stock Options will be forfeited immediately upon the termination of employment.

  Performance Shares. The Company may grant performance shares to employees of the Company or its subsidiaries in such amounts, and subject to such terms and conditions, as the Committee in its discretion determines; provided, however, that none of the Named Executive Officers may earn more than 150,000 performance shares with respect to any performance period. Each performance share will have a value equal to the fair market value of a share of Class B Common Stock on the date the performance share is earned. The Committee in its discretion will set performance goals to be achieved over performance periods of not less than two years. The extent to which the performance goals are met will determine the number of performance shares earned by participants. The performance measure to be used for purposes of grants to Named Executive Officers will be one or more of the following: total shareholder return, return on assets, return on equity, earnings per share, revenue growth and pre-tax profit performance, unless and until the Company's shareholders vote to change such performance measures. In the event that applicable tax and/ or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval, the Committee will have the sole discretion to make such changes without obtaining shareholder approval. In any event, with respect to employees that are not Named Executive Officers, the Committee may approve performance measures not listed above without shareholder approval.

  After the applicable performance period has ended, the Committee will certify the extent to which the established performance goals have been achieved, and each holder of performance shares will be entitled to receive payout on the number of performance shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The grantee of a performance share award will receive payment, within 75 days following the end of the applicable performance period, of performance shares earned in cash or shares of Class B Common Stock (or in a combination of cash and shares of Class B Common Stock), which have, as of the close of the applicable performance period, an aggregate fair market value equal to the value of the earned performance shares. If the employment of a participant is terminated by reason of death, disability or retirement or at the request of the Company without cause during the performance period, the participant will receive a prorated payout with respect to the performance shares earned, which will be determined by the Committee, in its sole discretion, and will be based upon the length of time the participant held the performance shares during the applicable performance period and upon achievement of the established performance goals. Such payment will be made at the same time as payments are made to participants who did not terminate employment during the applicable performance period. If a participant's employment is terminated for any other reason, all performance shares will be forfeited by the participant to the Company. Performance shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

  Restricted Stock. The Committee may from time to time grant restricted stock awards to employees of the Company or its subsidiaries, but no Named Executive Officer may be granted more than 150,000 shares of Restricted Stock during any one plan year. Each grant of restricted stock will be evidenced by a written grant agreement between the participant and the Company setting forth the terms and conditions of the grant, as determined by the Committee, at its discretion, to be necessary or desirable. Terms may include a requirement for payment by the participant to the Company for the restricted stock which is granted.

  Each grant of restricted stock will be subject to restrictions, determined by the Committee in its discretion, for a period of at least one (1) year (the "Restricted Period"). Such restrictions may include only the requirement of continued employment or may include other financial performance based criteria established by the Committee. The grant agreement may, at the discretion of the Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of the participant's employment by reason of the participant's death, retirement or discharge without cause.

  During the Restricted Period the participant will have all the rights of a Company shareholder, including the right to receive dividends and vote the shares of restricted stock, except as follows. Cash dividends will be paid either in cash or in restricted stock, as the Committee determines. In addition, the restricted stock may not be transferred, assigned or encumbered unless and until all restrictions have lapsed. The restricted stock will be forfeited to the Company if all conditions to the lapse of the restrictions have not been met or waived at or prior to the expiration of the Restricted Period.

  Changes in Control. Upon the occurrence of certain change in control events, except as otherwise provided in an applicable award agreement, (i) all Stock Options outstanding will become immediately exercisable; (ii) the target payout obtainable under all performance shares will be deemed to have been fully earned for the entire performance period and each participant will be paid in cash a pro rata portion of such target payout based on the elapsed portion of the applicable performance period, provided that there will not be an accelerated payout with respect to performance shares granted less than six months prior to the effective date of the change in control, (iii) all restrictions on restricted stock will lapse and (iv) the Committee may, in its discretion, make any other modifications to any awards as determined by the Committee to be deemed appropriate before the effective date of such change in control.

FEDERAL TAX CONSEQUENCES

  The following summary of federal income tax consequences with respect to the 1996 Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

  Stock Options. There are generally no federal tax consequences either to the employee receiving Stock Options (the "Optionee") or to the Company upon the grant of a Stock Option. On exercise of an ISO, the Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to a liability for the Optionee under the Alternative Minimum Tax provisions of the Code. Generally, if the Optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year after the date of exercise, the Optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Class B Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the Optionee will be treated as a capital gain. On exercise of a NQSO, the amount by which the fair market value of the Class B Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Class B Common Stock acquired upon exercise of a NQSO will generally result in a capital gain or loss for the Optionee, but will have no tax consequences for the Company.

  Performance Shares. The grant of a performance share award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Class B Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount.

  Restricted Stock. The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the restricted stock (whether received as a grant or as a dividend), less any amount paid for such restricted stock, at the time when the participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Code, to be taxed on the restricted stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant.

  The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Class B Common Stock during the limitation period.

OPTION GRANTS

  The following table reflects certain awards of stock options made by the Committee on April 3, 1996, subject to approval by the shareholders of the 1996 Plan at the Annual Meeting. Other than as follows, it is not possible to determine either the benefits or amounts that will be received by any persons or groups of persons under the 1996 Plan or that would have been received had it been in effect during the last fiscal year.

                               NEW PLAN BENEFITS
                  1996 STOCK OPTION AND INCENTIVE AWARD PLAN

                                                             NUMBER OF OPTIONS
               NAME AND POSITION                                GRANTED (1)
               -----------------                             -----------------
      R. Charles Loudermilk, Sr.,                                 100,000
       President, Chief Executive Officer and Chairman
      Gilbert L. Danielson,                                        50,000
       Vice President, Finance and Chief Financial Officer
      William K. Butler, Jr.,                                      30,000
       President, Rental Purchase Division
      Brian E. Stahl,                                              30,000
       President, Rent-to-Rent Division
      Robert C. Loudermilk, Jr.,                                   30,000
       Vice President, Real Estate
      All current executive officers, as a group                  262,500
      All current directors who are not executive officers,           -0-
       as a group
      All employees, including all current officers who are       127,500
       not executive officers, as a group

- --------
(1) The options listed were granted by the Committee on April 8, 1996 with an exercise price of $19.75 per share, the closing price of the Class B Common Stock on Nasdaq on that date.

  Voting Requirements. Approval of the 1996 Plan will require the affirmative vote of the holders of a majority of the shares of Class A Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1996 PLAN, AND THE ENCLOSED PROXY WILL BE VOTED IN THAT MANNER UNLESS THE SHAREHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES TO THE CONTRARY OR ABSTAINS FROM VOTING ON THIS PROPOSAL.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Company has no compensation committee. The Board of Directors of the Company, upon the recommendation of the Chairman and Chief Executive Officer, determines the annual compensation payable to its executive officers. The following directors of the Company served as officers or employees of the Company or its subsidiaries during the last fiscal year or prior thereto: R. Charles Loudermilk, Sr., Gilbert L. Danielson, Keith C. Groen and Robert C. Loudermilk, Jr.

  The Company leases from Mr. Loudermilk, Sr. a 51,000 square foot building housing two stores and a vacant facility in Oklahoma City under a lease expiring in 1999 at a basic monthly rental of $14,007, less the monthly rent of $2,625 from the partial subtenant currently in the vacant facility. All insurance, taxes, assessments and other charges related to the property are paid by the Company as additional rent under the lease. Mr. Loudermilk, Sr. purchased the building in November 1980 from the Company at its cost of $950,000.

  The Company leases a 49,000 square foot building housing four stores in Alexandria, Virginia from a general partnership of which Mr. Loudermilk, Sr. is a 25% partner under a lease expiring in 1999 at a basic monthly rental of $17,726, subject to escalation every five years based on the consumer price index, but not to exceed 5%. All insurance, taxes, assessments and other charges related to the property are paid by the Company as additional rent under the lease. The building was constructed by the Company at a cost of $1,200,000 and was purchased by the partnership at the Company's cost upon the building's completion in May 1980. The remaining three partners are former employees of the Company.

  The Company leases a 27,000 square foot building housing one store and a subtenant in College Station, Texas from a general partnership composed of Messrs. Loudermilk, Sr. and Loudermilk, Jr., under a lease expiring in 1999 at a basic monthly rental of $6,000, less the monthly rent of $1,500 from the partial subtenant. All insurance, taxes, assessments and other charges related to the property are paid by the Company as additional rent under the lease. The partnership purchased the building in March 1989 from an owner unrelated to either the Company or the partnership at a cost of $525,000 and subsequently expended approximately $71,250 on permanent improvements.

  The Company leases a 67,000 square foot building housing two stores and a distribution center from Robert C. Loudermilk, Jr., under a lease expiring in 2004 at a basic monthly rental of $15,913. All insurance, taxes, repairs, assessments and other charges related to the property are paid by the Company as additional rent under the lease. Mr. Loudermilk, Jr. purchased the building in 1994 from an owner unrelated to either the Company or Mr. Loudermilk, Jr. at a cost of $1,150,000 and subsequently expended approximately $150,000 on repairs to the building. The Company spent $239,515 on improvements to accommodate its use of the building.

  The Company leases a 22,000 square foot building housing one store from Robert C. Loudermilk, Jr., under a lease expiring June 30, 2005 at a basic monthly rental of $8,031. All insurance, taxes, repairs and assessments and other charges relating to the property are paid by the Company as additional rent under the Lease. Mr. Loudermilk, Jr. purchased the building in 1995 from an owner unrelated to either the Company or Mr. Loudermilk, Jr. at a cost of $450,000 and subsequently expended $277,806 on repairs to the building. The Company spent $108,376 on improvements to accommodate its use of the building.

  The Company believes that the property sales and lease terms described above are as favorable as those that could have been obtained at the same time from unaffiliated parties.

  During the nine months ended December 31, 1995, the Company made certain cash advances for personal expenses to Mr. Loudermilk, Sr. The maximum amount of indebtedness outstanding during the period was $85,000. Interest charged on the advances was 6% and as of February 1, 1996 all such advances had been repaid in full.

  Each of two irrevocable trusts holds a cash value life insurance policy on the life of Mr. Loudermilk, Sr., the aggregate face value of which is $4,400,000. The Company and the Trustee of such trusts are parties to split-dollar agreements pursuant to which the Company has agreed to make all payments on the policies until Mr. Loudermilk, Sr.'s death. Upon his death, the Company will receive the aggregate cash value of those policies, which as of December 31, 1995 represented $495,238, and the balance of such policies will be payable to the trusts or beneficiaries of such trusts. The premiums paid by the Company on these policies during the nine months ended December 31, 1995 totaled $121,317.

                                 AUDIT MATTERS

  Ernst & Young served as auditors of the Company for the nine months ended December 31, 1995. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  In accordance with the provisions of Rule 14a-8(a)(3)(i) of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 1997 annual meeting must be received by December 22, 1996 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                 OTHER MATTERS

  The Board of Directors of the Company knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment of what is in the best interest of the Company.

  THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED TO SHAREHOLDERS UPON REQUEST WITHOUT CHARGE. REQUESTS FOR FORM 10-K REPORTS SHOULD BE SENT TO GILBERT L. DANIELSON, VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER, AARON RENTS, INC., 309 E. PACES FERRY ROAD, N.E., ATLANTA, GEORGIA 30305-2377.

                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          Keith C. Groen
                                          Vice President, Legal and Secretary

April 22, 1996

                                                                      APPENDIX A

                               AARON RENTS, INC.
                   1996 STOCK OPTION AND INCENTIVE AWARD PLAN

                               AARON RENTS, INC.

                  1996 STOCK OPTION AND INCENTIVE AWARD PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION


  1.1 Establishment of the Plan. Aaron Rents, Inc., a Georgia corporation (hereinafter referred to as the "Company"), hereby establishes a stock option and incentive award plan known as the "Aaron Rents, Inc. 1996 Stock Option and Incentive Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

  Subject to the approval of the Plan by the Company's shareholders, the Plan shall become effective on April 1, 1996, (the "Effective Date") and shall remain in effect as provided in Section 1.3. Any Award made under this Plan prior to shareholder approval of the Plan shall be void unless the Plan is approved by shareholders at the next meeting of shareholders of the Company.

  1.2 Purposes of the Plan. The purposes of the Plan are to promote greater stock ownership in the Company by those Participants who are principally responsible for its future growth and continued success; to more closely link the personal interests of Participants to those of the Company's shareholders; and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, initiative and special effort the continued success of the Company depends.

  1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13, until the day prior to the fifth (5th) anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

  Whenever used in the Plan the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

  (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options or Incentive Stock Options, or an award of Performance Shares or Restricted Stock.

  (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth as applicable, the terms and provisions applicable to Awards made to Participants under this Plan.

  (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

  (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

  (e) "Cause" means: (i) with respect to the Company or any Subsidiary which employs the Participant or for which the Participant primarily performs services, the commission by the Participant of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction); (ii) the willful engaging by the Participant in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any Subsidiary, monetarily or otherwise; or
       (iii) the willful and continued failure or habitual neglect by the Participant to perform his duties with the Company or the Subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the Subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company and/or the Subsidiary. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the Participant in this Plan. "Cause" under either (i), (ii) or (iii) shall be determined by the Committee.

  (f)  A "Change in Control" shall be deemed to have occurred if:

        (i) the Company consolidates or merges with or into another corporation, or is otherwise reorganized, and the Company is not the surviving corporation in such transaction or if after such transaction any other corporation, association or other person, entity or group or the shareholders thereof own, directly and/or indirectly, more than 50% of the then outstanding shares of Class A Common Stock or more than 50% of the assets of the Company; or

        (ii) more than 50% of the then outstanding shares of Class A Common Stock of the Company are, in a single transaction or in a series of related transactions, sold or otherwise transferred to or are acquired by (except as collateral security for a loan) any other corporation, association or other person, entity or group, whether or not any such shareholder or any shareholders included in such group were shareholders of the Company prior to the Change in Control; or

        (iii) all or substantially all of the assets of the Company are sold or otherwise transferred to or otherwise acquired by any other corporation, association or other person, entity or group; or

        (iv) the occurrence of any other event or circumstance which is not covered by (i) through (iii) above which the Committee determines affects control of the Company and constitutes a Change in Control for purposes of the Plan.

  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (h) "Committee" means the Stock Option Committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in
      Article 3.

  (i) "Company" means Aaron Rents, Inc., a Georgia corporation, or any successor thereto, as provided in Article 16.

  (j) "Director" means any individual who is a member of the Board of Directors of the Company.

  (k) "Employee" means any full-time, salaried employee of the Company, or of any of the Company's Subsidiaries.

  (l) "Effective Date" shall have the meaning ascribed to such term in Section 1.1.

  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

  (n) "Fair Market Value" shall be determined as follows:

        (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange (or Nasdaq) on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

        (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on the Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

        (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

  (o) "Final Award" means the actual award earned during a performance period by a Participant, as determined by the Committee at the end of the performance period pursuant to Article 7.

  (p) "Incentive Payment Date" means the seventy-fifth day following the last day of the performance period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

  (q) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

  (r) "Insider" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
      Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

  (s) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

  (t) "Non-qualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

  (u) "Option" means an Incentive Stock Option or a Non-qualified Stock
      Option.

  (v) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

  (w) "Participant" means an Employee who has been granted an Award which is outstanding.

  (x) "Performance Share" means an Award granted to an Employee, as described in Article 7 hereof.

  (y) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

  (z) "Retirement" shall mean retiring from employment with the Company or any Subsidiary upon attaining the age of 65.

  (aa) "Restricted Stock" means restricted Shares awarded in accordance with the terms of Article 8 and the other provisions of the Plan.

  (ab) "Shares" means the shares of Class B Common Stock of the Company, par value $.50 per share.

  (ac) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest, either direct or indirect. With respect to a Participant, the term shall refer to the Subsidiary for which the Participant primarily performs services.

ARTICLE 3. ADMINISTRATION

  3.1 The Committee. The Plan shall be administered by the Stock Option Committee of the Board, or by any substitute Committee appointed by the Board that is granted authority to administer the Plan, said Committee or substitute Committee consisting of two or more Directors who meet the "disinterested administration" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Code Section 162(m). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

  The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason any member of the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

  3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to select Employees who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan.

  3.3 Committee Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards under the Plan shall be an aggregate of seven hundred fifty thousand (750,000). These Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company on the open market.

  The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan;

    (a) The grant of an Option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of Shares subject to such Award.

    (b) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Shares.

    (c) While an Option, Restricted Stock or Performance Share is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

    (d) In the event an Award is paid in the form of Shares or derivatives of Shares, the authorized pool shall be reduced by the number of Shares or Share derivatives paid to the Participant, as determined by the Committee.

    (e) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2).

  4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

  4.3 Adjustments In Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

  Any key Employee of the Company, or of any Subsidiary, including any such Employee who is also a director of the Company, or of any Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Person, their present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

  No person who is a member of the Committee shall be eligible to be granted any Award under the Plan while so serving. Any Person who is a Director of the Company but who is not an Employee the Company or a Subsidiary of the Company shall not be eligible to receive Awards under the Plan.

ARTICLE 6. STOCK OPTIONS

  6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Option granted to each Participant; provided, however, that in the case of any ISO granted under the Plan, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and under all other incentive stock option plans of the Company and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

  The maximum number of Options that a Named Executive Officer can be granted hereunder during any twelve month period is 150,000.

  6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO.

  6.3 Option Price. The Option Price for each grant of an ISO shall be not less than the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant who, at any time would otherwise be granted an Option, owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eighty-five percent (85%) of the Fair Market Value (or such lower percentage of Fair Market Value as may be established by Internal Revenue Service rules or regulations as the limit for granting discounted stock options without causing immediate tax consequences to the Participant) of a Share on the date the Option is granted.

  6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

  6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Except as the Committee may otherwise provide, Options granted under the Plan shall not generally be exercisable prior to six (6) months following the date of grant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 12, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

  6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for the period required by law, if any, prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

  6.7 Termination of Employment Due to Death or Retirement. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death or Retirement:

    (a) Termination by Death. In the event the Participant dies while actively employed, all outstanding unvested Options granted to that Participant shall immediately vest, and thereafter all vested Options shall remain exercisable at any time prior to their expiration date, or for two
  (2) years after the date of death, whichever period is shorter, by (i) such person(s) as shall have been named as the Participant's beneficiary, (ii) such person(s) that have acquired the Participant's rights under such Options by will or by the laws of descent and distribution, (iii) the Participant's estate or representative of the Participant's estate or (iv) by a transferee of the Option who has acquired the Option in a transaction that is permitted by Section 6.9.

    (b) Termination by Retirement. In the event the employment of the Participant is terminated by reason of Retirement, (i) with respect to all ISO's held by the Participant, all outstanding unvested Options granted to that Participant shall immediately vest, and thereafter all vested Options shall remain exercisable at any time prior to their expiration date, or for three (3) months after the effective date of Retirement, whichever period is shorter, and (ii) with respect to all NQSO's held by the Participant, all outstanding Options shall continue to be exercisable in accordance with the vesting schedule in effect for such Options as if the Participant's employment had not terminated.

    (c) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period for outstanding Options shall be one (1) year following death. Such Options shall be exercisable by the persons specified in subsection (a) above.

  6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.7, and subject to the provisions of Article 12 hereof, all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall, subject to Section 4.2, once again become available for grant under the
Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate; provided, however, that the foregoing discretion shall not be applicable with regard to Awards to Named Executive Officers except to the extent permitted under Code Section 162(m).

  In the event an Employee's employment is terminated by the Company or a Subsidiary for Cause, or an Employee voluntarily terminates his employment (other than upon Retirement), the Participant's right to exercise any then vested outstanding Options shall terminate immediately upon such termination of employment. If the Employee's employment is terminated by the Company or Subsidiary without Cause, any Options vested as of such Employee's date of termination shall remain exercisable at any time prior to their expiration date or for two months after such Employee's date of termination of employment, whichever period is shorter.

  6.9 Limited Transferability. A Participant may transfer an Option granted under the Plan to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Option expressly provides that the Option may be transferred and (ii) the Participant does not receive any consideration in any form whatsoever for such transfer. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Award Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants. Any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

ARTICLE 7. PERFORMANCE SHARES

  7.1 Grant of Performance Shares. Subject to the terms hereof, Performance Shares may be granted to eligible Employees at any time and from time to time for no consideration, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until the Company's shareholders vote to change the maximum number of Performance Shares that may be earned by any one Named Executive Officer (subject to the provisions of Article 13), none of the Named Executive Officers may earn more than 150,000 Performance Shares with respect to any performance Period.

  7.2 Value of Performance Shares. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the Participants. The time period during which the performance goals must be met shall be called a "performance period." Performance periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the performance period (or within such time period as is permitted by Code Section 162(m) and the regulations thereunder).

  Unless and until the Company's shareholders vote to change the general performance measures (subject to the provisions of Article 13), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of Awards under the Plan to Named Executive Officers: total shareholder return, return on assets, return on equity, earnings per share, revenue growth and pre-tax profit performance. Each fiscal year of the Company, the Committee, in its sole discretion, may select among the performance measures specified in this Section 7.2 and set the relative weights to be given to such performance measures. However, in the case of Participants who are not Named Executive Officers, the Committee in its sole discretion may approve performance measures that are not specified in this
Section 7.2 without obtaining shareholder approval of such measures.

  In the event that applicable tax and/or securities laws (including, but not limited to, Code Section 162(m) and Section 16 of the Exchange Act) change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

  7.3 Earning of Performance Shares. After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee may, in its sole discretion, increase or decrease the amount of a Final Award otherwise payable to a Participant under this Article 7 if, in the Committee's view, the Company's financial performance during the relevant period justifies such adjustment, whether or not any one or more of the established performance goals has been achieved; provided, however, that the Committee shall have no discretion to increase the amount of a Final Award otherwise payable to a Named Executive Officer under this Article 7.

  7.4 Form and Timing of Payment of Performance Shares. Except as otherwise provided in Article 12 hereof, payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.

  7.5 Termination of Employment Due to Death, Retirement or at the Request of the Company Without Cause. Unless the Award Agreement provides otherwise, in the event the employment of a Participant is terminated by reason of death, Retirement or by the Company without Cause during a performance period, the Participant shall receive a prorated payout with respect to the unearned Performance Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the unearned Performance Shares during the performance period relative to the length of the performance period, and shall be the greater of the target award prorated for the applicable time period, or the payout earned on the basis of actual performance measured by the achievement of the established performance goals prorated to the time of his termination due to death, Retirement or by the Company without Cause.

  Payment of earned Performance Shares to Participants whose termination is due to Retirement or by the Company without Cause shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.

  7.6 Termination of Employment for Other Reasons. Except as provided in
Article 12 and in the Award Agreement, in the event that a Participant's employment terminates during a performance period for any reason other than those reasons set forth in 7.5, all unearned Performance Shares shall be forfeited by the Participant to the Company.

  7.7 Nontransferability. Unless the Committee provides otherwise in the Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's Performance Share rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8. RESTRICTED STOCK

  8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock to Employees and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Award Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant to the Plan and the Award Agreement. The maximum number of Shares that may be awarded as Restricted Stock to a Named Executive Officer during any 12-month period is 150,000 Shares.

  8.2 Restricted Period, Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than six months. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, Disability or Retirement of the Employee to whom Restricted Stock is granted or (b) the occurrence of a Change in Control. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

  8.3 Rights of Holder, Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's name and shall be held in custody by the Company or a bank selected by the Committee for the Employee's account. Following such registration, the Employee shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that, the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that the following restrictions shall apply:

    (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

    (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

    (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company unless the Employee has remained a full-time employee of the Company or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Employee, and shall, in accordance with Section 4.2, again be available for grant hereunder.

  With respect to any Shares received as a result of adjustments under Section
4.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

  8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

  8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any Award of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE 9. BENEFICIARY DESIGNATION

  Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

  The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10. DEFERRALS

  The Committee may permit a Participant to defer to another plan or program such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the satisfaction of any requirements or goals with respect to Performance Shares or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11. RIGHTS OF EMPLOYEES

  11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment by the Company at any time, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary. For purpose of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

  11.2 Participation. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12. CHANGE IN CONTROL

  Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of Article 17:

    (a) Any and all Options granted to Participants under the Plan shall become fully vested and immediately exercisable;

    (b) To the extent provided by the Committee in the Award Agreement, the earning of unearned Performance Shares will be based upon the target award levels or the actual performance compared with goals prorated to the date of the Change in Control. Unearned Performance Shares outstanding at the time of a Change in Control will be fully vested (subject to the employment requirements in the next sentence) and will be payable in Common Stock or cash, or a combination thereof as determined by the Committee. The Participant will be entitled to payment of vested Performance Shares for a performance period only if (i) he remains employed by the Company or Subsidiary (or their respective successors) until the date that would have been the last day of the performance period, at which time the payment of the Performance Shares shall be made, or (ii) prior to the end of the performance period, his employment is terminated by the Company or Subsidiary without Cause, he terminates employment for a reason other than Cause or he retires as permitted by any retirement plan of the Company then in effect, or he dies. In any of these cases, payment of vested Performance Shares shall be made as soon as possible after the Participant ceases active employment.

    (c) Unless otherwise provided in the Award Agreement, all restrictions on an Award of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4; and

    (d) Subject to Article 13 hereof the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.


ARTICLE 13. AMENDMENT, MODIFICATION AND TERMINATION

  13.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and entitled to vote at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in Article 5; (b) increase the total number of Shares (except as provided in

Section 4.3) which may be granted under the Plan, as provided in Section 4.1;
(c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even though such shareholder approval is not expressly required by the Plan or by law. No amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders.

  13.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously made under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

  13.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m). In the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 13, make any adjustments it deems appropriate in such Award.

ARTICLE 14. WITHHOLDING

  14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under the Plan.

  14.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.


ARTICLE 15. INDEMNIFICATION

  Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 16. SUCCESSORS

  All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 17. LEGAL CONSTRUCTION

  17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

  17.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  17.4 Regulatory Approvals and Listing. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

  Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current rules promulgated under Section 16(a) of the Exchange Act.

  The Committee may impose such restrictions on any Shares acquired pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

  17.5 Securities Law Compliance. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  17.6 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

  AS APPROVED BY THE BOARD OF DIRECTORS OF AARON RENTS, INC. ON        , 1996.

                                          AARON RENTS, INC.

                                          By:__________________________________

                                          Title:_______________________________

ATTEST:

By:__________________________________
  Secretary

                               AARON RENTS, INC.

                               AARON RENTS, INC.
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON MAY 7, 1996

                          CLASS A COMMON STOCK PROXY

        The undersigned shareholder of Aaron Rents, Inc. hereby constitutes and appoints R. Charles Loudermilk, Sr. and Keith C. Groen, or either of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of Class A Common Stock of Aaron Rents, Inc., at the Annual Meeting of the Shareholders to be held in Atlanta, Georgia on Tuesday, the 7th day of May, 1996, at 10:00 a.m., and at any and all adjournments thereof as follows:

(1) [_] FOR all nominees listed below (except as marked to the contrary below):
        NOMINEES: R. Charles Loudermilk, Sr., Gilbert L. Danielson, Keith C. Groen, John E. Aderhold, Earl Dolive, Robert C. Loudermilk, Jr., Rankin
        M. Smith, Sr., R.K. Sehgal, Leo Benatar and Ingrid Saunders Jones.

    [_] WITHHOLD AUTHORITY to vote for all nominees listed.
        (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

(2) For the approval of the proposal to amend the Company's articles of incorporation to change the designation of the Company's Class B Common Stock to "Common Stock."

           [_] For           [_] Against         [_] Abstain

(3) For the approval of the Aaron Rents, Inc. 1996 Stock Option and Incentive Award Plan.

           [_] For           [_] Against         [_] Abstain

(4) For the transaction of such other business as may lawfully come before the meeting, hereby revoking any proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

        THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" EACH OF THE NOMINEES AND PROPOSALS LISTED ABOVE AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED.

        It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the meeting to the undersigned.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April __, 1996 and the Proxy Statement furnished therewith.

                                        Dated and signed                  , 1996
                                                        ------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        (Signature should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts each owner should sign. Corporations should sign their full corporate name by a duly authorized officer.)

        This proxy is revocable at or at any time prior to the meeting. Please sign and return this proxy to SunTrust Bank, Atlanta, Attn: Corporate Trust Department, P.O. Box 4625, Atlanta, Georgia 30302, in the accompanying prepaid envelope.